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EXHIBIT 99.1      ACCOUNTANT LETTER







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                      [LETTERHEAD OF DELOITTE & TOUCHE LLP]



January 11, 2001

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, DC  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K/A of Pulaski Financial Corp. dated December 20, 2000.

Yours truly,

/s/ Deloitte & Touche LLP